UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2011

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-13908 (Commission File Number)	98-0557567 (IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia (Address of principal executive offices)	30309 (Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The Annual General Meeting of Shareholders of Invesco Ltd. (the “Company”) was held on May 26, 2011. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board’s solicitations. At this meeting, the shareholders were requested to: (1) elect three members of the Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) express, on an advisory (non-binding) basis, a preference regarding the frequency of future advisory votes on executive compensation, (4) approve the Invesco Ltd. 2011 Global Equity Incentive Plan, and (5) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2011, all of which were described in the proxy statement. The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:
     1.Election of Directors. All three (3) nominees for director were re-elected by a majority of the votes cast. With respect to each nominee, the total number of broker non-votes was 20,140,580. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
Rex D. Adams	356,377,348	14,517,837	62,485
Sir John Banham	348,814,645	22,078,024	65,001
Denis Kessler	206,969,862	163,924,403	63,405
     2. Advisory vote on executive compensation. Our shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 55.70% of the votes cast. The table below sets forth the voting results, and the total number of broker non-votes was 20,140,580.

Votes Cast “For”	Votes Cast “Against”	Abstentions
206,307,975	164,068,416	581,279
     3. Advisory vote on frequency of future advisory votes on executive compensation. In an advisory (non-binding) vote regarding their preference for the frequency of future advisory votes to approve the compensation of our named executive officers, the voting results were as set forth in the table below. The total number of broker non-votes was 20,140,580.

1 Year	2 Years	3 Years	Abstentions
342,496,034	293,473	27,684,170	483,993

     4. Approval of the Invesco Ltd. 2011 Global Equity Incentive Plan. The proposal was approved by the shareholders by 76.08% of the votes cast, and the voting results were as follows. The total number of broker non-votes was 20,140,580.

Votes Cast “For”	Votes Cast “Against”	Abstentions
281,804,161	88,600,644	552,865
     5. Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The proposal was approved by the shareholders by 97.37% of the votes cast, and the voting results were as follows. There were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
380,773,410	10,275,470	49,370

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.
By:	/s/ Kevin M. Carome
Kevin M. Carome
Senior Managing Director and General Counsel

Date: May 27, 2011